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                                O'CONNOR CAVANAGH
             O'Connor, Cavanagh, Anderson, Killingsworth & Beshears

                       One East Camelback Road, Suite 1100
                             Phoenix, Arizona 85012

                                 (602) 263-2400


                                             April 3, 1998

First Investors Management Company, Inc
95 Wall Street
New York, New York  10005-4297



          Re:  First Investors Multi-State Insured Tax Free Fund

Gentlemen:

     We consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                             Very truly yours,





                                             By: /s/O'Connor, Cavanagh, Anders
                                                 ------------------------------
                                                    Killingsworth & Beshears